UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2014

BRAZIL MINERALS, INC

(Exact name of registrant as specified in its charter)

Nevada	333-180624	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

324 South Beverly Drive, Suite 118

Beverly Hills, CA 90212

(Address of principal executive offices, including zip code)

(213) 590-2500

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Cautionary Note Regarding Forward-Looking Statements

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

You are advised to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors. Other factors besides those discussed in this Current Report could also adversely affect us.

Item 1.01 Entry into a Material Definitive Agreement

On March 4, 2014, the Company entered into a Diamond Purchase Agreement with The Suter Family Trust and the Nazari/Singley Family Trust (collectively, the “Buyer”) pursuant to which the Buyer paid to the Company $500,000 and the Company agreed to deliver to the Buyer from time to time on or before March 4, 2015, polished diamonds of .4 carats or more having an aggregate Rapaport value of at least $1,000,000. The Company also pledged with a third party collateral agent an aggregate of 11,000,000 shares of its Common Stock, valued at approximately $990,000 at the time the transaction was consummated, in order to secure the delivery of the diamonds. The number of shares pledged is subject to periodic adjustment as diamonds are delivered and as the market price of the Company’s stock may change. The Company also issued to designees of the Buyer, two year options to purchase an aggregate of 3,000,000 shares of Common Stock at an exercise of $.12 per share, payable in cash to the Company (the “Options”).

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in the last sentence of Item 1.01 hereof is incorporated by reference herein. The Options were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) afforded by Section 4(2) of the Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZIL MINERALS, INC.

Dated: March 10, 2014	By:	/s/ Marc Fogassa
Name: Marc Fogassa Title: Chief Executive Officer

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